Exhibit 10.1
Amendment to Loan Documents
THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of March 29, 2011, by and between BOB EVANS FARMS, INC., an Ohio corporation (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).
BACKGROUND
A. The Borrower has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), a Line of Credit Promissory Note dated April 20, 2010 and other agreements, instruments, certificates and documents related thereto, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the Borrower’s obligations to the Bank for one or more loans or other extensions of credit (the “Obligations”).
B. The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:
1. Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.
2. The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or Pending Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.
3. As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.
4. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

5. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.
6. This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated in the Loan Documents is located. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State where the Bank’s office indicated in the Loan Documents is located, excluding its conflict of laws rules.
7. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents.
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WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

WITNESS / ATTEST:		BOB EVANS FARMS, INC.

/s/ Janice Woeste		By:	/s/ Paul F. DeSantis

(SEAL)
Print Name:	Janice Woeste	Paul DeSantis, Chief Financial Officer
Title:

(Include title only if an officer of entity signing to the right)

PNC BANK, NATIONAL ASSOCIATION

		By:	/s/ George Gevas

(SEAL)
George Gevas, Senior Vice President

EXHIBIT A TO
AMENDMENT TO LOAN DOCUMENTS
DATED AS OF MARCH 29, 2011
A.	The “Loan Documents” that are the subject of this Amendment include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented):
1.	$75,000,000.00 Line of Credit Promissory Note dated April 20, 2010 executed and delivered to the Bank by the Borrower (the “Note”).

2.	Guaranty Agreements each dated April 20, 2010, executed and delivered to the Bank by each of:
(a)	Mimi’s Café, LLC, a Delaware limited liability company; and

(b)	Bob Evans Farms, Inc, a Delaware corporation.
3.	All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.
B.	The Loan Documents are amended as follows:
1.	The definition of “Principal Payment Date” in section 1 of the Note is hereby amended and restated in its entirety as follows:

“Principal Payment Date” is the earlier of (i) April 18, 2012 and (ii) the acceleration of the maturity of the indebtedness evidenced by the Note following the occurrence of an Event of Default.

2.	Section 6.1 (g) of the Note is hereby amended and restated in its entirety as follows:

(g) Any Obligor or any of its Subsidiaries, without the Bank’s written consent: (i) liquidates or is dissolved; (ii) merges or consolidates with any other Person; (iii) leases, sells or otherwise conveys a material part of its assets or business outside the ordinary course of its business; (iv) leases, purchases, or otherwise acquires a material part of the assets of any other Person, except in the ordinary course of its business; or (v) agrees to do any of the foregoing; provided, however, that an Obligor or any Subsidiary of an Obligor may merge or consolidate with any other Subsidiary of an Obligor or with an Obligor (an “Intercompany Merger”) and an Obligor or any Subsidiary of an Obligor may convey a material part of its assets or business outside of the ordinary course of business to an Obligor or any Subsidiary of an Obligor (an “Intercompany Transfer”) as long as (x) in the case of either an Intercompany Merger or Intercompany Transfer, the Borrower is the surviving entity or ultimate transferee of the assets or business; or (y) in the case of any Intercompany Merger or Intercompany Transfer involving the Borrower where the survivor or transferee is other than the Borrower such survivor or transferee has executed a joinder agreement in form and substance satisfactory to the Bank becoming obligated on this Note as a “Borrower,” and all guarantors have executed guaranties of the indebtedness of such survivor or transferee to the Bank; or (z) in the case of any Intercompany Merger or Intercompany Transfer involving a guarantor where the survivor or transferee is other than the Borrower or another guarantor, such survivor or transferee has executed a guaranty of the indebtedness of the Borrower. Neither an Intercompany Merger nor an Intercompany Transfer will have the effect of releasing any Obligor from any of the Liabilities. As used in this paragraph 7, the term “material part” means with respect to the assets of an Obligor, or any Subsidiary of an Obligor, when added to the book value of all other assets conveyed outside of the ordinary course of business since the date of this Note, an amount in excess of 30% of the total amount of all assets of Bob Evans Farms, Inc., a Delaware corporation (the parent of Borrower), and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, and as determined as of the end of the fiscal year immediately preceding such conveyance.

C.	Conditions to Effectiveness of Amendment: The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:
1.	Execution by all parties and delivery to the Bank of this Amendment, including the attached Consent of Guarantor.